===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2002


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 000-49906           46-0487484
------------------------------      ------------      ------------------
(State or other jurisdiction        (Commission       (IRS Employer
of incorporation or organization)   File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                             90292
------------------------------------------      ------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200

Item 5.           Other Events.

            Press Release

            On August 16, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.



Exhibits
--------

Document Description                                        Exhibit No.
--------------------                                        -----------
Registrant's Press Release dated August 16, 2002               99.1

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2002                     MAXWORLDWIDE, INC.
                                    a Delaware corporation


                                    By: /s/ Peter M. Huie
                                        -------------------------------
                                    Peter M. Huie, General Counsel, Vice
                                    President, Secretary

                                  EXHIBIT INDEX

Document Description                                       Exhibit No.
--------------------                                       -----------
Registrant's Press Release dated August 16, 2002              99.1

                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE         CONTACT:    Suzanne Gibbons-Neff
                                          Suzanne@MaxWorldwide.com
                                          ------------------------
                                          203-858-1325



            MAXWORLDWIDE DELAYS FILING OF ITS QUARTERLY REPORT

New York, New York - August 16, 2002 - - MaxWorldwide, Inc. (Nasdaq: MAXW), formerly L90, the nation's leading independent company in online ad sales and representation and a leader in offline direct marketing, today announced that it has delayed the filing of its quarterly report on Form 10-Q for the three months ended June 30, 2002.

Following the dismissal by the Company of Arthur Andersen LLP as its independent auditors, the Company engaged PricewaterhouseCoopers LLP as its new independent auditors on July 9, 2002. During the course of the Company's preparation of its Form 10-Q, the Company and PricewaterhouseCoopers discovered misclassifications of certain research and development expenses reported in the Company's financial statements for prior periods. The Company believes that the misclassifications of these research and development expenses will not affect the net income of the Company reported for prior periods. The Company is examining the treatment of these expenses, which will likely lead to restatement of the Company's operating results for prior periods. A restatement of the Company's operating results will require a re-audit of such prior period results that will need to be completed prior to the release of the Company's current period operating results. There can be no assurance that such re-audit will not discover additional misclassifications or errors in the Company's reported operating results for prior periods. The Company believes that the misclassifications of certain research and development expenses are unrelated to the barter-related transactions and resulting restatements disclosed in the Company's May 6, 2002 press release.

As previously disclosed, the Nasdaq Listing Qualifications Panel determined to continue the listing of the Company's common stock on The Nasdaq National Market so long as the Company met certain conditions, including the timely filing of all periodic reports with the SEC. As a result of the Company's inability to timely file its Form 10-Q for the three months ended June 30, 2002, the Nasdaq Listing Qualifications Panel could discontinue the listing of the Company's common stock on The Nasdaq National Market.

About MaxWorldwide

MaxWorldwide is the leading independent company in online advertising sales and representation and is a leader in traditional direct marketing. MaxWorldwide consists of three divisions - MaxOnline, MaxDirect, and MaxCreative.

MaxOnline's advertising solutions include media sales across a portfolio of top brand web sites and targeted channels, strategic marketing and creative services and specializes in online direct marketing which includes email and opt-in list management. MaxDirect partners with offline direct marketing companies and provides innovative list management, alternative media services, and superior data analytics. MaxCreative is MaxWorldwide's in-house design group that has a diverse background in online and offline creative development.

Headquartered in New York City, MaxWorldwide has additional offices in Valhalla, NY, Miami, Detroit, Chicago, Plymouth, MN, Los Angeles, San Francisco, and Seattle. For more information please visit our web site: www.maxworldwide.com.

Safe Harbor Statement

This press release includes forward-looking statements concerning MaxWorldwide that involve risks, uncertainties and assumptions about MaxWorldwide. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The results or events predicted in these statements may vary materially from actual future events or results. MaxWorldwide does not assume any obligation, nor does MaxWorldwide intend, to update any of these forward-looking statements.